                                                                    EXHIBIT 4.1

                                                 Specimen Certificate of the Company's Common Stock


                                                                                                            Common Stock
   Number
                                                                                                        Par Value $1.00 per share
   P5961
                                                Incorporated under the laws of the State of Delaware

                                                                       DIXON LOGO

                                                                                                                 Shares

                                                                                                                [SPECIMEN]

                                                                                                               See reverse side for

                                                                                                                certain definitions
                                                             DIXON TICONDEROGA COMPANY
                                     This certificate is transferrable in the cities of Charlotte or New York.


                                                                                                                 [CUSIP 255860 10 8]
THIS CERTIFIES THAT


                                                                       SPECIMEN


is the owner of

                           Shares of the fully paid and non-assessable common stock of the par value $1.00 per share of

                                                            DIXON TICONDEROGA COMPANY

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

      This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of (1) the Articles of Incorporation and all amendments and (2) any statement on the reverse side of this certificate.  This certificate is not valid unless countersigned by the Transfer Agent and registered by the
Registrar.

      WITNESS the facsimile seal of the Company and the facsimile signature of its duly authorized officers.

Dated:

Countersigned and Registerd:                     CORPORATE                             /s/
                                                                                       Gino N. Pala
First Union National Bank of North Carolina         SEAL
                                                                                       President
(Charlotte, North Carolina)
Transfer Agent and Registrar,                                                          /s/
                                                                                       Kenneth Baer
By:
                                                                                       Treasurer
Authorized Officer

                                              [REVERSE SIDE OF SPECIMEN STOCK CERTICIATE]
                                                       DIXON TICONDEROGA COMPANY

      The Company will furnish to any shareholder, upon request and without charge, a fully or summary statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued, and the variations in the relative rights and preferences between (1) the shares of Common, Preferred and Preference
Stock, (2) any classes of Preference Stock and (3) any series within classes of Preference Stock, so far as the same have been fixed and determined the Articles of Incorporation fo this Company and in addition, with respect to the
Preference Stock, in the resolution or resolutions providing for the issue of Preference Stock adopted from time to time by the board of directors, without the necessity of any action by the shareholders.

      The following abbreviations, when used in the inscription of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common                              UNIF GIFT MIN ACT__________Custodian ___________
TEN ENT - as tenants by the entireties                                        (Cust)             (Minor)
 JT TEN - as joint tenants with right of                               under Uniform Gifts to Minors
          survivorship and not as tenants in common                    Act________________________________
                                                                                  (State)

                                                            UNIF TRF MIN ACT________Custodian (until age ___)
                                                                           ________ under uniform Transfers
                                                                           (Minor)
                                                                           to Minors Act ___________________
                                                                                             (State)
Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[_________________________]________________________________________________________________________________________

___________________________________________________________________________________________________________________
(Please print or typewrite name and address, including ZIP Code of assignee)

___________________________________________________________________________________________________________________

_____________________________________________________________________________________________________________Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
___________________________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated______________________________


                                                         X________________________________________________________


                                                         X________________________________________________________
                                                         NOTICE: The signature(s) to this assignment must
                                                         correspond with the name(s) as written upon the face of
                                                         the certificate in every particular, without alteration
                                                         or enlargement or any change whatever.
SIGNATURE(S) GUARANTEED:

By:_______________________________
The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC
Rule 17Ad-15.